Singularly Focused on HBV January 2020 NASDAQ: ABUS www.arbutusbio.com

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities laws. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential for HBV to have a larger market opportunity than HCV; our ability to meet a significant unmet medical need; the sufficiency of our cash and cash equivalents to extend into mid 2021; our expected cash burn rate for 2020; our expectation for AB-729 for preliminary results from our Phase I trial to be available in the first quarter of 2020; our expectation to make a go/no go decision regarding AB-452 in early 2020; our objective to complete IND enabling studies for AB-836 in the second half of 2020; the potential for AB-836 to be low dose with a greater therapeutic window and to address known capsid resistant variants T33N and I105T; the potential for AB-836 to be once daily dosing; our expectations regarding the timing and clinical development of our product candidates; the timeline to a combination cure for HBV; and other statements relating to our future operations, future financial performance, future financial condition, prospects or other future events. With respect to the forward-looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things: the timely receipt of expected payments; the effectiveness and timeliness of preclinical studies and clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the continued demand for Arbutus’ assets; and the stability of economic and market conditions. While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties and contingencies. Forward-looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward-looking statements. Such factors include, among others: anticipated pre-clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate; changes in Arbutus’ strategy regarding its product candidates and clinical development activities; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products; economic and market conditions may worsen; and market shifts may require a change in strategic focus. A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10-K and Arbutus' periodic disclosure filings which are available at www.sec.gov and at www.sedar.com. The forward-looking statements made in connection with this presentation represent our views only as of the date of this presentation (or any earlier date indicated in such statement). While we may update certain forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if new information becomes available in the future. NASDAQ: ABUS www.arbutusbio.com 2

Investment Highlights

Singular therapeutic focus - curing chronic Hepatitis B Virus (HBV) Infection

Significant Unmet Medical Need in HBV

Global HBV prevalence double that of HCV, potential for larger market opportunity

Goal of Functional Cure

Delivered through finite duration treatment with a combination of drugs with different modes of action

Broad HBV Portfolio

HBV assets include:
RNAi
HBV RNA Destabilizers
Capsid Inhibitors
PD-L1

Strong Financial Position

$90.8M* unaudited cash at 12/31/19 with cash runway into mid 2021 and expected burn rate of $54-$58M in 2020

Team With Antiviral Expertise & Proven Track Record

Applying knowledge gained from HIV and HCV success to find HBV cure through proprietary drug combinations

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

*Includes ~$18.9M of net proceeds from the sale of common stock under our ATM program during the year ended December 31,2019

HCV: Hepatitis C Virus | **HIV** Human Immunodeficiency Virus

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Proven Leadership Team William H. Collier Michael J. Sofia, PhD Gaston Picchio, PhD Successful track records President and CEO Chief Scientific Officer Chief Development Officer in the discovery, development, and commercialization of multiple antivirals including sofosbuvir, etravirine, rilpivirine, telaprevir and simeprevir David C. Hastings Elizabeth Howard, PhD, JD Michael J. McElhaugh EVP, General Counsel and Chief Financial Officer Chief Compliance Officer Chief Business Officer NASDAQ: ABUS www.arbutusbio.com 4

HBV Lifecycle Illustrates Key Points for Intervention A combination of agents with complementary MOA is needed to cure HBV 1 –Nucleoside Analogue 2 –Capsid Inhibitor 3 –RNAi & RNA Destabilizer 2 3 1 2 NASDAQ: ABUS www.arbutusbio.com

1 Reduce/Suppress Reduce/Suppress Keys to Viral DNA 2 Viral Antigens Therapeutic Block Replication Block HBsAg . NA . RNAi . Capsid Inhibitor . RNA Destabilizer Success . RNAi . RNA Destabilizer Reduce cccDNA Pool . Capsid Inhibitor Suppress HBV DNA and viral antigens Leading to an Reawaken host HBV CURE immune response Therapeutic success will Block HBsAg require a combination . RNAi . RNA Destabilizer of agents with Immuno-modulation complementary MOAs . PD-L1 Inhibitor Reawaken/Boost Host 3 Immune Response NASDAQ: ABUS www.arbutusbio.com MOA: Mechanism Of Action | NA: Nucleoside Analogue | HBsAg: HBV Surface Antigen 6

Arbutus HBV Pipeline Phase I Lead IND Enabling Healthy Subjects HBV Subjects Phase II Optimization HBsAg Reduction RNAi AB-729 AB-452 HBV RNA Destabilizers 2nd Gen HBV DNA Suppression Capsid Inhibitor AB-836 Immune Reawakening PD-L1 1st gen NASDAQ: ABUS www.arbutusbio.com 7

AB-729 RNAi Single trigger RNAi agent targeting all HBV transcripts Therapeutic Inhibits HBV replication and lowers all HBV antigens Pan-genotypic activity across HBV genotypes Duration of HBsAg reduction supports once per month dosing Proprietary GalNAc-conjugate delivery technology provides Demonstrated complementarity with capsid inhibitors liver targeting and enables subcutaneous dosing Phase I initiated in July 2019 Preliminary results in healthy volunteer and HBV subjects expected in late Q1 2020 GalNAc Linker n HBx sAg sAg Polymerase, Core Ag, e Ag, pgRNA NASDAQ: ABUS www.arbutusbio.com 8

AB-729 Single Dose Response 4 AB-729 Saline 3 1 mg/kg In Vivo Single & 3 mg/kg 2 9 mg/kg Multiple Dose 1 (LOG IU/mL)(LOG Serum HBsAg Response & 0 SC dose LLOQ Duration -1 0 2 4 6 8 10 Study Week Strong dose response 5 in AAV mouse model AB-729 Multiple Dose Response Stepwise reduction of HBsAg 4 Saline with monthly repeat dose 1 mg/kg administration 3 (LOG IU/mL)(LOG Serum HBsAg 2 SC dose NASDAQ: ABUS 0 2 4 6 8 10 12 14 9 www.arbutusbio.com Study Week

AB-729
Phase 1a/b Study Design

Preliminary results anticipated **late Q1 2020**

<u>Part 1:</u> Blinded SAD in Healthy Volunteers	<u>Part 2:</u> SAD in HBV Subjects	<u>Part 3:</u> 3 and 6 Month Multiple-dose in HBV Subjects
Starting dose 60 mg	Starting dose selected from Part 1	Dose selected from part 2
6 subjects per cohort (4 active, 2 placebo)	6 subjects per cohort	7 subjects per cohort
	CHB on stable NA Rx (HBV DNA neg-), HBeAg pos+ or neg-	CHB on stable NA Rx (HBV DNA neg-), HBeAg pos+ or neg-
	Naïve CHB, HBeAg pos+ or neg-	Rx Naïve CHB, HBeAg pos+ or neg-

SAD: Single Ascending Dose | **HBeAg:** Hepatitis B e Antigen | **CHB**: Chronic Hepatitis B

Arbutus BIOPHARMA NASDAQ: ABUS www.arbutusbio.com

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AB-452 - A Small Molecule HBV RNA Destabilizer Class I RNA DMSO NA Capsid Class II Destabilizer Control ETV GLS-4 Capsid AB-452 Concentration in nM 0 0 1000 1000 1000 1000 1000 1000 70 70 pgRNA 1 Total sRNA RNA 28S Ribosomal RNA Control AB-452 causes a reduction in HBV RNA, 18S Ribosomal RNA Control 1 which leads to: Total Core Protein 2 Protein β-actin Control 2 Inhibition of viral protein production Relaxed Circular DNA 3 Inhibition of HBV DNA replication 3 DNA 4 Inhibition of HBV virus assembly Single Stranded DNA Viral 4 Particle NASDAQ: ABUS Gotchev, D., et al., AASLD, 2017, Abstract 923 www.arbutusbio.com Liu, F., et al., Int HBV Meeting 2018, Sicily 11

AB-452 - A Small Molecule HBV RNA Destabilizer Dose-dependent reduction in HBsAg correlates with reduction of liver HBV RNA 125 100 100 Untreated Vehicle 75 0.1 mg/kg 10 0.3 mg/kg 50 (% Baseline) Serum HBsAg 1 mg/kg Liver HBV RNA (Day 7, %Untreated)(Day 7, 25 1 0 0 1 2 3 4 5 6 7 Study Day PO BID for 7 days in AAV mouse NASDAQ: ABUS Gotchev, D., et al., AASLD, 2017, Abstract 923 www.arbutusbio.com 12

AB-452 and Next Gen RNA Destabilizer Program . Multiple evaluations of AB-452 nearing completion . On track for AB-452 go/no go decision in early 2020 . Active program evaluating next generation small molecules NASDAQ: ABUS www.arbutusbio.com 13

AB-836 Capsid . Novel chemical series differentiated from AB-506 and other competitor Inhibitor compounds in the Class II capsid inhibitor space . Leverages a novel binding site within the core protein dimer-dimer interface IND enabling . Improved intrinsic potency with EC50 < 10 nM studies ongoing . Active against NA resistant variants Potential for . Potential to address known capsid resistant variants T33N and I105T increased potency and enhanced . Provides the potential for low dose and wide therapeutic window resistance profile . Projected to be once daily dosing . Pangenotypic . Combinable with other MOA agents NASDAQ: ABUS www.arbutusbio.com 14

AB-836: A Next Generation Capsid Inhibitor cccDNA Formation / Human Serum HBV DNA / 1o Mechanism 2o Mechanism Shift HBV infected HBV infected Core I105T HBV infected HepDE19 (FC in EC in 40% Compound PHH HepG2-NTCP-C4 Mutation HepG2-NTCP-C4 50 (EC50 μM) Human Serum) (EC50 μM) (EC50 μM) (EC50 µM) (HBsAg EC50 μM) AB-506 0.077 0.032 0.101 23.23 1.430 6x AB-836 0.010 0.002 0.012 0.725 0.196 2x 4 Serum Activity 4 Liver Activity in HDI Mouse Model 3 3 2 2 AB-506 (Day Vehicle) 7 vs (Day Vehicle) 7 vs 1 1 AB-506 HBV Inhibition DNA LOG HBV Inhibition DNA LOG 0 0 (mg/kg QD) 3 10 100 (mg/kg QD) 3 10 100 SBA AB-836 AB-836 AB-836 Unique Binding Site NASDAQ: ABUS www.arbutusbio.com HAP: Heteroaryldihydropyrimidine | SBA: Sulfamoylbenzamide I PHH: Primary Human Hepatocytes 15

Key Objectives for 2020 Supported by Cash Runway Into Mid-2021 1Q 2020 2H 2020 AB-452 AB-729 AB-729 AB-836 Go/no go Preliminary Multiple dose Complete IND decision Phase 1a/1b data enabling data, single studies dose NASDAQ: ABUS www.arbutusbio.com 16